                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant / /
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section 240.14a-11(c) or
                 Section 240.14a-12

                 FIRST SECURITY CORPORATION
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

               F I R S T  S E C U R I T Y  C O R P O R A T I O N

                                 Notice of 2000
                         Annual Meeting of Shareholders
                               & Proxy Statement

                           FIRST SECURITY CORPORATION
                               79 S. MAIN STREET
                           SALT LAKE CITY, UTAH 84111
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            MAY 22, 2000, AT 3 P.M.

April 24, 2000

DEAR SHAREHOLDER,

You are cordially invited to First Security Corporation's Annual Meeting of Shareholders, which will be held May 22, 2000, at 3 p.m. in the Empire Room of the Joseph Smith Memorial Building, 15 E. South Temple in Salt Lake City, Utah.

The meeting will begin with voting on the items described in the Proxy Statement and on other business properly brought before the meeting. Management will then present an update on matters of importance to shareholders. The meeting is expected to conclude before 4:30 p.m.

WE HOPE THAT YOU WILL BE ABLE TO ATTEND, BUT IF YOU CANNOT, IT IS IMPORTANT THAT YOUR SHARES BE VOTED BY PROXY. PLEASE IMMEDIATELY SIGN AND COMPLETE THE ENCLOSED PROXY DESIGNATION AND INSTRUCTION CARD AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT YOUR SHARES MAY BE REPRESENTED. No postage is required if the proxy card is mailed in the United States. If you own Common Stock AND cumulative convertible preferred stock, please sign and return both proxies. If a majority of outstanding shares is not present at the 2000 Annual Meeting, either in person or by proxy, the meeting must be adjourned and additional expense incurred to resolicit shareholders for a new meeting date.

By order of the Board of Directors,

/s/ Brad D. Hardy

BRAD D. HARDY
Executive Vice President, and
Secretary of First Security Corporation

NOTE: THE CLOSE OF BUSINESS ON APRIL 14, 2000, WAS ESTABLISHED BY THE BOARD OF DIRECTORS AS THE RECORD DATE FOR THE DETERMINATION OF THE SHAREHOLDERS ENTITLED TO NOTICE OF AND TO VOTE AT THE 2000 ANNUAL MEETING. A LIST OF FIRST SECURITY'S SHAREHOLDERS ENTITLED TO VOTE AT THE 2000 ANNUAL MEETING WILL BE AVAILABLE FOR EXAMINATION AT FIRST SECURITY'S EXECUTIVE OFFICES AT 79 S. MAIN ST., SECOND FLOOR, SALT LAKE CITY, UTAH, FOR 10 BUSINESS DAYS PRIOR TO THE 2000 ANNUAL MEETING, BETWEEN 9 A.M. AND 5 P.M. THE LIST ALSO WILL BE AVAILABLE FOR EXAMINATION DURING THE 2000 ANNUAL MEETING.

                                     FIRST
                                  SECURITY-C-
                                PROXY STATEMENT
                                 APRIL 24, 2000

                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------

GENERAL INFORMATION FOR SHAREHOLDERS........................      1

LAST YEAR'S (April 26, 1999) ANNUAL MEETING.................      2

INDEPENDENT AUDITORS........................................      2

MANAGEMENT OF FIRST SECURITY................................      3

COMPENSATION OF MANAGEMENT..................................      3

  1. Summary Compensation Table.............................      3

CERTAIN TRANSACTIONS BY AND WITH MANAGEMENT AND OTHERS......      4

PRINCIPAL SHAREHOLDERS......................................      4

COMPARATIVE PERFORMANCE OF FIRST SECURITY'S COMMON STOCK....      4

PROPOSALS FOR SHAREHOLDER ACTION............................      5

  1. Election of Directors..................................      5

OTHER BUSINESS..............................................      8

DEADLINE FOR SHAREHOLDER PROPOSALS..........................      8

                      GENERAL INFORMATION FOR SHAREHOLDERS

    This Proxy Statement is furnished by First Security Corporation, a Delaware corporation, to its Shareholders, in connection with the solicitation by the current Board of Directors of proxies for use at the 2000 Annual Meeting of Shareholders. The 2000 Annual Meeting will be held in the Empire Room of the Joseph Smith Memorial Building at 15 E. South Temple, Salt Lake City, Utah, on Monday, May 22, 2000, at 3 p.m., and at any and all adjournments thereof.

    A Proxy Designation and Instruction Card ("Proxy" or "Proxy Card") for your use in connection with the 2000 Annual Meeting is enclosed. If you own Common Stock and Cumulative Convertible Preferred Stock, you should have received two Proxy Cards. You should date and sign both of these Proxy Cards and return them in the envelope provided.

VOTING SECURITIES

    The Board of Directors has fixed the close of business on April 14, 2000 as the Record Date for determination of shareholders entitled to notice of and to vote at the 2000 Annual Meeting (the "Record Date"). As of the Record Date, there were issued and outstanding 197,918,735 shares of Common Stock and 8,472 shares of $3.15 Series "A" Cumulative Convertible Preferred Stock ("Preferred Stock"). The holders of record of the shares of First Security's Common Stock and of shares of First Security's Preferred Stock on the Record Date entitled to be voted at the 2000 Annual Meeting are entitled to cast one vote per share on each matter submitted to a vote at the 2000 Annual Meeting.

    On October 26, 1998, First Security adopted a Shareholder Rights Agreement ("the Plan") and the Board of Directors of First Security on that date
(a) declared a dividend of one "Right" for each share of Common Stock held of record as of the close of business on August 28, 1999, and (b) authorized the issuance of one Right to attach to each share of Common Stock issued after August 28, 1999, and prior to the occurrence of certain events described in the Plan. The Rights are attached to all Common Stock certificates that were outstanding on August 28, 1999, or have been issued since that date, and no separate Rights Certificates have been or will be distributed until the occurrence of certain events described in the Rights Agreement. Until such separation, no Right may be exercised or traded separately from the Common Stock certificate to which it is attached. Following separation, the Rights may, depending upon the occurrence of certain events described in the Rights Agreement, entitle the holders thereof to either purchase or receive additional shares of Common Stock. The Exercise Price of the Rights was set at $85 per right subject to future adjustment for stock splits, etc. The Plan is an innovation and successor to an earlier rights plan adopted in 1986.

PROXIES

    Shares of Preferred Stock and Common Stock which are entitled to be voted at the 2000 Annual Meeting and which are represented by properly executed Proxies will be voted in accordance with the instructions indicated on such Proxies. If no instructions are indicated, such shares will be voted FOR the election of each of the Director nominees; and, in the discretion of the designated Proxy holders, as to any other matters that may properly come before the 2000 Annual Meeting.

    ANY SHAREHOLDER SIGNING AND DELIVERING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME BEFORE THE VOTE AT THE 2000 ANNUAL MEETING (A) BY NOTIFYING THE SECRETARY OF FIRST SECURITY IN WRITING PRIOR TO 3 P.M. MOUNTAIN TIME ON MAY 22, 2000, (B) BY SIGNING AND DATING A LATER PROXY AND SUBMITTING THE NEW PROXY IN TIME TO BE COUNTED FOR THE 2000 ANNUAL MEETING, OR (C) BY ATTENDING THE 2000 ANNUAL MEETING AND VOTING CONTRARY TO THE SUBMITTED PROXY AT THE TIME VOTES ARE REQUESTED.

    A Shareholder may designate someone other than the designated person(s) named on the Proxy Card as his authorized agent to vote at the 2000 Annual Meeting by crossing out the names of all of the designated person(s) printed on the Proxy Card and by writing in the name of another person or persons (not more than two) to act as agent for the Shareholder in voting his shares. Such a special designation signed by the Shareholder(s) must be presented at the 2000 Annual Meeting by the person or persons designated on the Proxy Card.

    For Shareholders participating in the First Security DIVIDEND REINVESTMENT PLAN, the Plan Administrator will vote all shares of First Security Common Stock that it holds for a participant's account in accordance with the Proxy Card returned by the participant with respect to the shares of Common Stock that the participant holds of record. If a participant in the Dividend Reinvestment Plan fails to sign and return a Proxy Card, the participant's shares held in the Plan will not be voted, nor will they be considered present at the 2000 Annual Meeting.

    The cost of preparing, assembling and mailing this Proxy Statement and related proxy materials will be borne by First Security. The solicitation of Proxies by the Directors is being made by mail and may also be made by agents of First Security, in person, by telephone, or by mail. No additional compensation will be given to employees or Directors for such solicitation. Non-employee agents may be retained to assist in the Proxy solicitation process at a cost to First Security, if any, not expected to exceed $70,000. Custodians of securities held for Shareholders of record (for example, banks, brokers, etc.) may be paid their reasonable out-of-pocket expenses incurred in forwarding Proxy Cards and this Proxy Statement to Shareholders.

    This Proxy Statement and the enclosed form of Proxy are being mailed to Shareholders beginning on April 24, 2000. Mailed together with this Proxy Statement is a copy of First Security's 1999 Annual Report to Shareholders, which this year includes a complete copy of First Security's Annual Report to the Securities and Exchange Commission on Form 10-K. Portions of this Proxy Statement are incorporated by reference from information contained in the Form 10-K Report. SHAREHOLDERS WHO DO NOT RECEIVE A COPY OF THE 1999 ANNUAL REPORT WITH THIS PROXY STATEMENT, OR WHO DESIRE EXTRA COPIES, SHOULD CONTACT FIRST SECURITY AT (801) 246-5044.

VOTES REQUIRED FOR ACTION TO BE TAKEN AT THE 2000 ANNUAL MEETING

    A majority of the share votes entitled to be cast at the 2000 Annual Meeting (legal ownership of outstanding shares as of the Record Date) must be present in person or by Proxy for a quorum to exist at the 2000 Annual Meeting. Abstentions and broker non-votes are counted "present" for determining the presence or absence of a quorum for the transaction of business.

    In the election of Directors, the twenty nominees receiving the highest number of votes cast in their favor will be elected as the Board of Directors of First Security to serve until the 2001 Annual Shareholders' Meeting. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of Directors.

    Holders of shares of Preferred Stock and Common Stock are entitled to one vote at the 2000 Annual Meeting for each share held of record at the Record Date.

                  LAST YEAR'S (APRIL 26, 1999) ANNUAL MEETING

    The 1999 Annual Meeting of the Shareholders was held on April 26, 1999, in Salt Lake City, Utah. There were 161,829,765 shares of Common Stock and Preferred Stock represented at the 1999 Annual Meeting in person or by proxy, which shares constituted a legal quorum. Each of the nominees to the Board of Directors presented to the 1999 Annual Meeting was voted upon separately, and each was elected by the affirmative vote of more than 82% of the shares present and voting. The second proposal for shareholder action set out in last year's Proxy Statement was also approved by the vote of more than 69% of the shares present and voting at the 1999 Annual Meeting.

                              INDEPENDENT AUDITORS

    The Board of Directors has appointed Deloitte & Touche as the independent auditors to examine the accounts of First Security and its subsidiaries for the 2000 calendar year. This firm or a predecessor firm has audited First Security's accounts since at least 1940 and is one of the largest and best-known firms of independent certified public accountants. Deloitte & Touche rotates its personnel assigned to First

Security Corporation at least once every seven years, with assignments beyond three years of supervising partners responsible for the First Security Corporation engagement reviewed and approved in advance by the Audit Committee. A partner in Deloitte & Touche will be in attendance at the 2000 Annual Meeting to make a statement on behalf of the firm if he so desires and to answer appropriate questions, if any, from Shareholders.

                          MANAGEMENT OF FIRST SECURITY

    [Information concerning the management of First Security is incorporated by this reference from First Security's Annual Report on Form 10-K (sent along with this Proxy Statement). The information can be found at pages 108-110 of the Form 10-K Report.]

                           COMPENSATION OF MANAGEMENT

    [Information concerning the compensation of the management of First Security is incorporated by this reference from First Security's Annual Report on Form 10-K (sent along with this Proxy Statement). The information can be found at pages 110-119 of the Form 10-K Report.]

SUMMARY OF COMPENSATION TO CERTAIN EXECUTIVE OFFICERS

    Set out in Table 1 is a Summary Compensation Table showing the various elements of compensation earned during 1999 and during the previous two years by First Security's Chief Executive Officer and the next five highest-paid Executive Officers (whose compensation for each year was determined for this purpose on the same basis as for the Chief Executive Officer):

                                    TABLE 1
                           SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM COMPENSATION AWARDS
                                                                       ---------------------------------------------
                                        ANNUAL COMPENSATION            RESTRICTED
                               -------------------------------------      STOCK       OPTIONS/        ALL OTHER
NAME AND PRINCIPAL POSITION      YEAR     SALARY(1)($)   BONUS(2)($)   AWARD(S)($)   SARS(3)(#)   COMPENSATION(4)($)
---------------------------    --------   ------------   -----------   -----------   ----------   ------------------
Spencer F. Eccles,...........    1999        613,000           414(5)      -0-         188,288          26,226
Chairman and Chief Executive     1998        594,504       343,901         -0-         150,528          17,338
  Officer                        1997        550,015       218,858         -0-         106,704          18,088
Morgan J. Evans,.............    1999        508,396           414(5)      -0-         146,496          33,529
President and Chief Operating    1998        452,520       204,054         -0-          69,984          27,411
  Officer                        1997        435,301       133,563         -0-          84,240          22,760
L. Scott Nelson,.............
Executive Vice                   1999        339,655        56,228         -0-          47,296          22,878
  President-Retail Lending       1998        324,844       149,524         -0-          38,784          18,049
  Services                       1997        320,206        98,751         -0-          61,632          17,436
J. Patrick McMurray,.........    1999        295,327        48,988         -0-          35,456          10,106
Executive Vice President-        1998        284,379       130,108         -0-          28,800           6,554
  Community Bank Services        1997        278,917        86,944         -0-          61,632          12,293
Brad D. Hardy,...............
Executive Vice President-
  Corporate Services, Chief      1999        260,414        48,631         -0-          35,456          12,613
  Financial Officer, General     1998        232,418       112,778         -0-          25,056           9,998
  Counsel and Secretary          1997        219,450        74,379         -0-          61,632           9,581
Scott C. Ulbrich,............
Executive Vice President-        1999        260,414        48,631         -0-          35,456          12,460
  Capital Markets, Treasury      1998        232,418       112,778         -0-          25,056           9,998
  and Investment Management      1997        219,450        74,679         -0-          61,632           9,427

------------------------

(1) Includes Director's Fees paid by First Security or its affiliates, if applicable.

(2) Bonuses are listed in the year earned and normally accrued, although such bonuses may be paid in the following year. Stock bonuses are valued at the market value on the date of receipt.

(3) First Security has never issued SARs to Executive Officers.

(4) Amounts shown include premiums paid on insurance policies, contributions by First Security to the account of each of the named Executive Officers in the First Security Incentive Savings Plan, a 401(k) plan open to all full-time employees of First Security, and contributions made by First Security to the deferred compensation accounts of these Executive Officers under a program open to all Executive Officers of First Security.

(5) Bonus includes Company-wide holiday bonus and service awards.

    The numbers with regard to bonuses paid in 1999 are different in this table than those appearing on page 112 of the enclosed Annual Report on Form 10-K. We have filed an amended Report on Form 10-K/A to correct this difference, but that amendment was not filed in time to be printed for this mailing. The above bonus amounts are correct.

             CERTAIN TRANSACTIONS BY AND WITH MANAGEMENT AND OTHERS

    [Information concerning certain transactions by and with management of First Security is incorporated by this reference from First Security's Annual Report on Form 10-K (sent along with this Proxy Statement). The information can be found at pages 120-121 of the Form 10-K Report.]

                             PRINCIPAL SHAREHOLDERS

    [Information concerning the principal shareholders of First Security is incorporated by this reference from First Security's Annual Report on Form 10-K (sent along with this Proxy Statement). The information can be found at page 119 of the Form 10-K Report.]

            COMPARATIVE PERFORMANCE OF FIRST SECURITY'S COMMON STOCK

    [Information concerning the comparative performance of First Security common stock during 1999 and over the past five years is incorporated by this reference from First Security's Annual Report on Form 10-K (sent along with this Proxy Statement). The information can be found at page 119 of the Form 10-K Report.]

    The chart which follows graphically depicts the performance of First Security common stock during the five years ended December 31, 1999. We are mindful, as you are as a shareholder, of the precipitous decline in our stock price during the first quarter of 2000 in connection with the aborted merger with Zions Bancorporation. The following chart should be read and understood with this recent experience in mind.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Comparison of Five-Year Cumulative Total Return

      FIRST SECURITY CORP  NASDAQ BROAD MKT  KBW 50 INDEX
1994                  100               100           100
1995               173.60            145.68        160.16
1996               241.23            187.03        226.56
1997               454.99            286.11        331.21
1998               389.41            277.73        358.62
1999               437.07            274.63        346.17

                        PROPOSALS FOR SHAREHOLDER ACTION

ITEM NO. 1: ELECTION OF DIRECTORS

    The Nominating Committee of the Board has nominated the Directors standing for election. Nominations for election as a Director also will be accepted from any Shareholder at the 1999 Annual Meeting. While no formal procedure exists with respect to nominations for Director outside of the 2000 Annual Meeting other than through the function of the Nominating Committee, Shareholders are free to write to the Nominating Committee, c/o Brad D. Hardy, Secretary, First Security Corporation, 79 S. Main Street, Salt Lake City, Utah 84111, with any suggestions concerning nominations to the Board of Directors.

    The 20 persons named in Table 1 have been nominated as Directors by the Board's Nominating Committee for election at the 2000 Annual Meeting to serve until the next Annual Meeting or until their successors are elected and qualified. The Bylaws of First Security provide for a Board of Directors of 20 members, subject to amendment of such provision by the Directors.

    ALL DULY SIGNED AND DELIVERED PROXIES WILL BE VOTED FOR THE ELECTION OF ALL OF THE NOMINEES LISTED BELOW IN THE ABSENCE OF CONTRARY DIRECTION. The Directors know of no reason why any nominee listed below may be unable to serve as a Director. If any nominee is unable to serve, the shares present at the 2000 Annual Meeting through proxies will be voted FOR the election of such other person(s) as the Board of Directors may nominate at the 2000 Annual Meeting, or the current Directors may conclude to reduce the number of Directors to be elected.

    If all 20 nominees listed are elected at the 2000 Annual Meeting, the composition of the new Board will be 16 Directors whose principal occupation or employment is and has been outside of First Security Corporation, two Directors who are retired First Security Executive Officers and two Directors who are currently Executive Officers of First Security.

    All of the nominees were elected to their present term of office by a vote of the Shareholders at the 1999 Annual Meeting.

    Table 1 lists each of the 20 nominees of the Nominating Committee for election as a Director of First Security, his/her age, the year he/she first became a Director of First Security, his/her principal occupation, his/her business experience during the past five years, other material officerships or directorships in other companies held at this time, and beneficial stock ownership in First Security as of December 31, 1999. Directors serving on the Executive(*), Audit(+), Compensation(#), or Nominating(@) Committees of the Board of Directors are also so identified:

                                    TABLE 1
                             NOMINEES FOR DIRECTOR

    *@+JAMES C. BEARDALL, 60, has been a Director of First Security since 1989 and is Chairman of the Board's Audit Committee. He is Chairman, President and Chief Executive Officer of Anderson Lumber Company. At year-end 1999,
Mr. Beardall was the beneficial owner of 52,787 shares of First Security's Common Stock, including 11,125 option shares exercisable within 60 days, but not yet exercised, and 38,625 stock equivalency units(5) held in his deferred compensation account.

    *@#RODNEY H. BRADY, 67, has been a Director of First Security since 1985 and currently serves as Chairman of the Board's Compensation Committee. Mr. Brady is President and Chief Executive Officer of Deseret Management Corporation (private holding company for several businesses) and is also a Director of Bergen Brunswig Corporation (pharmaceuticals), Deseret Mutual Benefit Association (employee benefit insurance) and Management Training Corporation (operator of training centers). At year-end 1999, he beneficially owned 154,336 shares of First Security's Common Stock, including 11,125 option shares exercisable within 60 days, but not yet exercised, and 48,545 stock equivalency units(5) held in his deferred compensation account.

    JAMES E. BRUCE, 79, has been a Director of First Security since 1983. He is a retired Chairman and Chief Executive Officer of Idaho Power Company. At year-end 1999, Mr. Bruce beneficially owned 64,139 of First Security's Common Stock, including 4,750 option shares exercisable within 60 days, but not yet exercised.

    *@#THOMAS D. DEE II, 79, has been a Director(1) of First Security since 1976. He is President of The Dee Company (investments). At year-end 1999, Mr. Dee beneficially owned 237,937 shares of First Security's Common Stock.

    *@SPENCER F. ECCLES, 65, has been a Director of First Security since 1967. He is Chairman and Chief Executive Officer of First Security and Chairman of the Executive Committee and of the Management Committee. Mr. Eccles serves as a Director of First Security Bank, N.A. Mr. Eccles also serves as a Director of Anderson Lumber Company (lumber) and Union Pacific Corporation (railroad and operations). At year-end 1999, he was the beneficial owner of 6,999,381 shares of First Security's Common Stock(2,3), including 1,661,967 option shares exercisable within 60 days, but not yet exercised, and 67,716 shares held in his account in First Security's Incentive Savings Plan, and 63 shares of First Security's Preferred Stock. This number of shares represents 3.3% of the total outstanding shares of Common Stock plus options plus stock equivalency units(5) at December 31, 1999.

    *@MORGAN J. EVANS, 62, has been a director since 1991. He is President and Chief Operating Officer of First Security and is a member of First Security's Management Committee. Mr. Evans also serves as a Director of First Security Bank, N.A. At year-end 1999, Mr. Evans was the beneficial owner of 675,151 shares of First Security's Common Stock, including 597,591 option shares exercisable within 60 days, but not yet exercised, 18,296 shares held in his account in First Security's Incentive Savings Plan. This number of shares represents 0.3% of the total outstanding shares of Common Stock plus options plus stock equivalency units(5) at December 31, 1999.

    DR. DAVID P. GARDNER, 66 has been a Director of First Security since 1976(1). He is a former President of the University of California System, and is currently President of the William and Flora Hewlett Foundation and Chairman and Chief Executive Officer of the George S. and Delores Dore Eccles Foundation (philanthropy). Dr. Gardner is also a Director of Fluor Corporation (construction) and of the United Funds (registered investment company). At year-end 1999, Dr. Gardner beneficially owned 21,754(3) shares of First Security's Common Stock, which number includes 3,514 shares held in a trust established by his deceased spouse as to which Dr. Gardner acts as trustee, 11,125 option shares exercisable within 60 days, but not yet exercised, and 7,115 stock equivalency units(5) held in his deferred compensation account.

    ROBERT H. GARFF, 55, has been a Director of First Security since 1996. He is Chief Executive Officer of Garff Enterprises, Inc. (management of automobile dealerships and other enterprises). At year-end 1999, Mr. Garff beneficially owned 22,018 shares of First Security's Common Stock, including 11,125 option shares exercisable within 60 days, but not yet exercised, and 8,616 stock equivalency units(5) held in his deferred compensation account.

    JAY DEE HARRIS, 82, has been a Director of First Security since 1975. He is the President and a Director of Harris Truck and Equipment, Inc. (construction equipment). At year-end 1999, Mr. Harris beneficially owned 29,529 shares of First Security's Common Stock, including 11,125 option shares exercisable within 60 days, but not yet exercised, and 14,609 stock equivalency units(5) held in his deferred compensation account.

    *@+ROBERT T. HEINER, 75, has been a Director of First Security since 1981. He is a retired President and Chief Administrative Officer of First Security. Mr. Heiner is a Director of Management Training Corporation (operator of training centers). At year-end 1999, Mr. Heiner was the beneficial owner of 113,206 shares of First Security's Common Stock, including 5,000 option shares exercisable within 60 days, but not yet exercised, and 23,831 stock equivalency units(5) held in his deferred compensation account.

    KAREN H. HUNTSMAN, 62, has been a Director of First Security since 1992. She is a Director and Executive Officer of Huntsman Chemical Corporation (private diversified chemical company). At year-end 1999, Mrs. Huntsman beneficially owned 28,000 shares of First Security's Common Stock, including 1,000 option shares exercisable within 60 days, but not yet exercised.

    #G. FRANK JOKLIK, 72, has been a Director of First Security since 1981.
Mr. Joklik is President and Chief Executive Officer of MK Gold Company (gold exploration and development). He retired as President and Chief Executive Officer of Kennecott Corporation (mining) in 1994. Mr. Joklik is also a director of Cleveland Cliffs, Inc., a company engaged in mining and related businesses. At year-end 1999, Mr. Joklik beneficially owned 11,125 shares of First Security's Common Stock, including 11,125 option shares exercisable within 60 days, but not yet exercised.

    +B.Z. KASTLER, 79, has been a Director of First Security since 1979.
Mr. Kastler is a retired Chairman, Chief Executive Officer and Director of Questar Corporation (integrated oil and gas company). He is a Director of Bonneville International Corporation (broadcasting). At year-end 1999,
Mr. Kastler beneficially owned 17,877 shares of First Security's Common Stock, including 1,000 option shares exercisable within 60 days, but not yet exercised, and 698 stock equivalency units(5) held in his deferred compensation account.

    DR. J. BERNARD MACHEN, 55, has been a Director of First Security since 1998. Dr. Machen was installed as the President of the University of Utah on January 1, 1998. Prior to this position, he was a tenured professor at the University of Michigan. At year-end 1999, Dr. Machen was the beneficial owner of no shares of First Security's Common Stock.

    JOSEPH G. MALOOF, 44, has been a Director of First Security since 1996.
Mr. Maloof is President and Chief Executive Officer of the Maloof Companies of Albuquerque, New Mexico (diversified investments-entertainment). At year-end 1999, Mr. Maloof beneficially owned 1,597,998 shares of First Security's Common Stock, including 11,125 option shares exercisable within 60 days, but not yet exercised.

    +MICHELE PAPEN-DANIEL, PH.D, 56, has been a Director of First Security since 1998. Since 1986, Dr. Papen-Daniel has been engaged in private practice as a psychoanalyst in the Los Angeles area. Since 1992, she has also lectured in psychotherapy as an adjunct professor at Antioch University. From 1996 until its acquisition by First Security in February 1998, Dr. Papen-Daniel was President and a Director of Rio Grande Bancshares, Inc. At year-end 1999,
Dr. Papen-Daniel beneficially owned 322,626 shares of First Security's Common Stock, including 1,000 option shares exercisable within 60 days, but not yet exercised.

    *@+SCOTT S. PARKER, 65, has been a Director of First Security since 1985. He was formerly President of Intermountain Health Care, Inc. (integrated health care provider). He is currently a Director of Questar Corporation (integrated oil and gas company). At year-end 1999, Mr. Parker beneficially owned 58,464 shares of First Security's Common Stock, including 11,125 option shares exercisable within 60 days, but not yet exercised, and 45,569 stock equivalency units(5) held in his deferred compensation account.

    JAMES L. SORENSON, 77, has been a Director of First Security since 1980. He is Chairman and Chief Executive Officer of Sorenson Development, Inc. (holding company and investments). At year-end 1999, Mr. Sorenson beneficially owned 111,125 shares of First Security's Common Stock, including 1,000 option shares exercisable within 60 days, but not yet exercised.

    HAROLD J. STEELE, 86, has been a Director of First Security since 1959. He is a retired President of First Security Bank of Utah, and is a Director of Anderson Lumber Company. Mr. Steele is married to a cousin of Spencer F. Eccles. At year-end 1999, Mr. Steele beneficially owned 380,964(4) shares of First Security's Common Stock, including 11,125 option shares exercisable within 60 days, but not yet exercised.

    #JAMES R. WILSON, 59, has been a Director of First Security since 1996. He is Chairman, President and Chief Executive Officer and a Director of Cordant Technologies, Inc. (aerospace and industrial manufacturing). In addition to First Security, Mr. Wilson is also a director of Cooper Industries Inc.

(industrial manufacturing), The B.F. Goodrich Company (aerospace and chemicals) and Howmet International Inc. (aerospace and industrial). At year-end 1999,
Mr. Wilson beneficially owned 11,007 shares of First Security's Common Stock, including 3,250 options shares exercisable within 60 days, but not yet exercised, and 4,385 stock equivalency units(5) held in his deferred compensation account.

(1) A DAUGHTER OF DR. GARDNER IS MARRIED TO A SON OF MR. DEE.

(2) INCLUDES 3,260,550 SHARES OF COMMON STOCK AS TO WHICH MR. ECCLES HAS POWER OF ATTORNEY OR IS TRUSTEE FOR LIVING AND/OR DECEASED FAMILY MEMBERS AND HAS SHARED VOTING AND INVESTMENT POWERS; DOES NOT INCLUDE 205,030 SHARES OF FIRST SECURITY'S COMMON STOCK OWNED BY THE MARRINER S. ECCLES CHARITABLE TRUST, AS TO WHICH MR. ECCLES SERVES AS A DIRECTOR AND DISCLAIMS BENEFICIAL OWNERSHIP; DOES NOT INCLUDE 563,229 SHARES OF FIRST SECURITY'S COMMON STOCK OWNED BY THE EMMA ECCLES JONES FOUNDATION, AS TO WHICH MR. ECCLES SERVES AS A TRUSTEE AND DISCLAIMS BENEFICIAL OWNERSHIP; AND DOES NOT INCLUDE 499,500 SHARES OF FIRST SECURITY'S COMMON STOCK OWNED BY THE NORA ECCLES TREADWELL FOUNDATION, AS TO WHICH MR. ECCLES SERVES AS A DIRECTOR AND DISCLAIMS BENEFICIAL OWNERSHIP.

(3) DOES NOT INCLUDE 3,523,807 SHARES OF FIRST SECURITY'S COMMON STOCK HELD OF RECORD BY THE GEORGE S. AND DOLORES DORE ECCLES FOUNDATION AS TO WHICH MESSRS. ECCLES AND GARDNER SERVE AS DIRECTORS AND DISCLAIM BENEFICIAL OWNERSHIP.

(4) INCLUDES 324,325 SHARES OF COMMON STOCK OWNED BY MR. STEELE'S SPOUSE FOR WHICH MR. STEELE HAS VOTING POWER, BUT DOES NOT INCLUDE 205,030 SHARES OF COMMON STOCK OF FIRST SECURITY HELD OF RECORD BY THE MARRINER S. ECCLES CHARITABLE TRUST, OF WHICH MR. STEELE IS A DIRECTOR, AND AS TO WHICH SHARES MR. STEELE DISCLAIMS BENEFICIAL OWNERSHIP.

(5) STOCK EQUIVALENCY UNITS WILL ALWAYS BE SETTLED IN CASH AND DO NOT REPRESENT VOTING SECURITIES.

                                 OTHER BUSINESS

    Management does not know of any other business to be presented at the Meeting. However, if any other business is presented, it is the intention of the Proxies to vote according to their best judgment with respect to such other business.

    First Security's Annual Report to Shareholders is being sent to you together with this Proxy Statement. This report includes First Security's financial statement and the schedules thereto, and much information that has been incorporated by reference in this Proxy Statement. Any questions regarding the Annual Report, including a request for the copy that may not have arrived with this Proxy Statement, may be directed to First Security Corporation, Attention:
Investor Relations, 79 S. Main Street, Salt Lake City, Utah, 84111,
(801) 246-5044.

                       DEADLINE FOR SHAREHOLDER PROPOSALS

    If any Shareholder wishes to present a proposal for action at the 2001 Annual Meeting of the Shareholders, the Shareholder must comply with applicable Securities and Exchanges Commission Regulations including adequate notice to First Security. Any proposal must be submitted in writing by Certified Mail--Return Receipt Requested, to First Security Corporation, Attention:
Secretary, 79 S. Main Street, Salt Lake City, Utah 84111, on or before
December 31, 2000.

    Moreover, the Bylaws of First Security provide special notice requirements for any Shareholder nomination or other business. A copy of the applicable Bylaw provision may be obtained by writing to First Security at the same address. The Bylaws are also an exhibit to First Security's Annual Report on Form 10-K for the year ended December 31, 1997. First Security's filings with the Commission may be accessed through the Commission's web site at www.sec.gov or through First Security's web site at WWW.FIRSTSECURITYBANK.COM.

    Please mark your                                                      2475
/X/ votes as in this
    example


               THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

                      FOR     WITHHELD
1. Election of        / /        / /
   Directors
   (see reverse)
   For, except vote withheld from the following nominee(s):

   --------------------------------------------------------

                                                      SPECIAL ACTION

                                                 Discontinue Annual Report
                                                  Mailing for this Account   / /

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

The undersigned acknowledges receipt of the Proxy Statement and the 1999 Annual Report, and executes this Proxy Instruction card.

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.

---------------------------------------------------------------------------

---------------------------------------------------------------------------
SIGNATURE(S)                                                    DATE

                             FOLD AND DETACH HERE


                 IMPORTANT: PLEASE VOTE, DATE AND SIGN YOUR
                PROXY AND RETURN IT IN THE ENVELOPE PROVIDED

                                     PROXY


FIRST SECURITY CORPORATION                                  PROXY DESIGNATION
79 SOUTH MAIN STREET                                        AND INSTRUCTION CARD
SALT LAKE CITY, UTAH 84111


THIS PROXY DESIGNATION AND INSTRUCTION IS SOLICITED BY YOUR BOARD OF DIRECTORS


    The undersigned shareholder of First Security Corporation hereby appoints SPENCER F. ECCLES, MORGAN J. EVANS and BRAD D. HARDY, or any one or more of them severally or jointly with full power of substitution, the attorneys and agents of the undersigned to vote as proxy with respect to all shares registered in the name of the undersigned, or which the undersigned would be entitled to vote, at the Annual Meeting of the Shareholders of First Security Corporation to be held at the Joseph Smith Memorial Building, 15 E. South Temple, Salt Lake City, Salt Lake County, Utah, on Monday the 22nd day of May, 2000 at 3:00 p.m. and at all adjournments thereof, provided however, that such vote shall be specified below on the proposals more fully set forth in the First Security Corporation Proxy Statement.

Election of Directors, Nominees:
James C. Beardall, Rodney H. Brady, James E. Bruce, Thomas D. Dee II,
Spencer F. Eccles, Morgan J. Evans, Dr. David P. Gardner, Robert H. Garff,
Jay Dee Harris, Robert T. Heiner, Karen H. Huntsman, G. Frank Joklik,
B.Z. Kastler, Joseph G. Maloof, Michele Papen-Daniel, Ph.D., Dr. J. Bernard Machen, Scott S. Parker, James L. Sorenson, Harold J. Steele, James R. Wilson.


THE SHARES INDICATED ON THIS PROXY INSTRUCTION CARD, WHEN THIS CARD IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE ON THE PROXY CARD, THESE SHARES WILL BE VOTED FOR ALL OF THE LISTED NOMINEES FOR DIRECTORS AND FOR THE PROPOSAL.



                             FOLD AND DETACH HERE